ING MUTUAL FUNDS

ING Global Value Choice Fund

(“Fund”)

Supplement dated August 21, 2012

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Summary Prospectus dated February 29, 2012, as supplemented May 7, 2012

(“Summary Prospectus”)

Effective April 1, 2012, David B. Iben was removed as portfolio manager of the Fund and Emily Alejos and Andrew Thelen were added as portfolio managers to the Fund.  Effective immediately, the Fund’s Summary Prospectus is revised as follows:

The section entitled “Portfolio Management” of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
ING Investments, LLC	Tradewinds Global Investors, LLC

Portfolio Managers
Emily Alejos	Andrew Thelen
Portfolio Manager (since 04/12)	Portfolio Manager (since 04/12)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE